TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Transamerica Aegon Bond VP

Effective March 1, 2024, the second paragraph of the portfolio’s “Principal Investment Strategies” section in the Prospectus and Summary Prospectus, and the “More on Each Portfolio’s Strategies and Investments” section in the Prospectus relating to the portfolio, is deleted in its entirety and replaced with the following:

Under normal circumstances, at least 70% of the portfolio’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 30% of the portfolio’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser). The portfolio may invest up to 5% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The portfolio may invest in securities of any maturity and does not have a target average duration.

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Investors Should Retain this Supplement for Future Reference

March 1, 2024